Revenue	12 Months Ended
Dec. 31, 2020
Xos, Inc. [Member]
Revenue [Line Items]
Revenue

Note 3. Revenue

The Company recognizes revenue consisting of product sales, inclusive of shipping and handling charges, net of estimates for customer allowances. Revenue is measured as the amount of consideration the Company expects to receive in exchange for transferring products. All revenue is recognized when the Company satisfies its performance obligations under the contract. The Company recognizes revenue by transferring the promised products to the customer, with the revenue recognized at the point in time the customer takes control of the products. The Company recognizes revenue for shipping and handling charges at the time the products are delivered to or picked up by the customer. The majority of its contracts have a single performance obligation, which is met at the point in time that the product is delivered, and title passes to the customer, and are short term in nature.